UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2023

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities

On April 21, 2023, EMCORE Corporation (the “Company”) announced a restructuring program (collectively, the "Restructuring") that includes the shutdown of the Company’s Broadband business segment (including the Company’s cable TV, wireless, sensing, and chips product lines) and the discontinuance of its defense optoelectronics product line (collectively, the "Discontinued Businesses"). On April 19, 2023, the Company’s Board of Directors unanimously approved the Restructuring. Prior to the decision to effect the Restructuring, the Company performed a thorough review of a number of factors including the competitive landscape, declining revenue and gross profit of the Discontinued Businesses, the current and expected profitability for the Discontinued Businesses, the Company’s cost structure and the Company’s strategic focus on the Company’s Aerospace and Defense business segment, and concluded that the Discontinued Businesses are non-strategic, currently unsustainable and cannot be restructured in a way that will allow the Company to achieve profitable growth and cash preservation. Additionally, the Company engaged in an effort to sell some or all of the Discontinued Businesses but had not been able to consummate any such transaction with a buyer, following several months of discussions with several interested parties, on terms that the Company’s Board of Directors believed were in the best interests of the Company and its shareholders. Therefore, the Company will begin notifying its customers impacted by this decision immediately. The Company expects to exit the operations of the Discontinued Businesses by September 30, 2023. As a result of the Restructuring, the Company expects to eliminate approximately 75 positions in the U.S. (primarily in Alhambra, California) and approximately 25 positions in China, collectively representing approximately 22% of the Company’s workforce, and to consolidate facility space by reducing the space used at the Alhambra campus from five to two buildings (including closure of the Company’s indium phosphide wafer fabrication facility in Alhambra), relocating personnel in Concord, California to the operations area from the adjacent office building, and closing the Company’s manufacturing support and engineering center in China, collectively representing an approximately 25% reduction in the aggregate square footage occupied by the Company’s facilities.

The actions that are being undertaken by the Company in connection with the Restructuring are expected to result in annualized cost savings of approximately $12 million. At the time of the filing of this Current Report on Form 8-K, the Company is unable in good faith to make a determination of an estimate of the total amount or range of amounts expected to be incurred by the Company in connection with the Restructuring. However, the Company anticipates that material cash and non-cash charges will be incurred and recorded in the Company's future reporting periods, including, without limitation, one-time employee severance and termination costs related to the Restructuring of approximately $2.1 million (of which the Company expects that approximately $0.5 million will be in stock-based compensation expenditures relating to the acceleration of the vesting of outstanding equity awards). The Company expects to recognize substantially all of these charges in the quarter ending June 30, 2023 and that the Restructuring implementation is anticipated to be substantially complete by September 30, 2023. The Company may incur additional expenses in connection with the Restructuring that are not currently contemplated. The charges that the Company expects to incur in connection with the Restructuring are estimates and subject to a number of assumptions, and actual results may differ materially.

This Item 2.05 contains forward-looking statements that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expects,” “believes,” “will,” “may,” “anticipates,” “intends,” “plans,” “estimates,” “seek,” “predict,” “project,” “potential” or the negatives of these terms or variations of them or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s potential future revenue and cost savings projections, expected costs related to the Restructuring; expectations related to employee termination, consolidation of facilities and personnel relocation; timing of completion of the Restructuring; and plans to notify the Company’s customers of the restructuring. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to risks related to our ability to successfully achieve the benefits of the Restructuring, become an Aerospace and Defense-only business and the efficiencies related to a restructuring and reorganization, as well as other risks discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on December 28, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022, filed with the SEC on February 9, 2023, and other filings the Company makes with the SEC in the future. You should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. While the Company believes that such preliminary information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material. The Company does not assume any obligation to update any forward-looking statements, except as required by law.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
Dated: April 21, 2023
Name: Tom Minichiello
Title: Chief Financial Officer